SCHEDULE 14C

                            (RULE 14C-101)

             INFORMATION REQUIRED IN INFORMATION STATEMENT

                       SCHEDULE 14C INFORMATION

  Information Statement Pursuant to Section 14(c) of the Securities

                         Exchange Act of 1934


Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, For Use of the Commission Only

[X] Definitive Information Statement (as permitted by Rule 14c-5(d)(2))


                  VACATION OWNERSHIP MARKETING, INC.

           (Name of Registrant as Specified in Its Charter)


           Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                         PRELIMINARY COPY

               VACATION OWNERSHIP MARKETING, INC.

                       444 Park Forest Way
                    Wellington, Florida 33414
                          (561)-798-4294

Notice of Action by Written Consent of a Majority of the Outstanding Common Shares taken on June 20, 2001

To the Shareholders of Vacation Ownership Marketing, Inc.:

Notice is hereby given that the holders of a majority of the outstanding shares of Vacation Ownership Marketing, Inc., a Delaware corporation (the "Company"), have acted by written consent to approve the following resolutions:

 WHEREAS the Board of Directors of VACTION OWNERSHIP MARKETING, INC has determined that it is in the best interests of the Company to effectuate A REVERSE ONE FOR TWENTY (1:20) stock split of the issued and outstanding common stock of the Company,

 WHEREAS the aggregate number of shares which the corporation has authority to issue consists of 15,000,000 shares of Common
 Stock having a $.001 par value, and 1,000,000 shares of Preferred Stock having a $.001 par value;

 WHEREAS the Board of Directors of VACATION OWNERSHIP MARKETING, INC has determined that it is in the best interests of the Company to increase the number of authorized common shares from 15,000,000 to 50,000,000 and the number of authorized preferred shares from 1,000,000 to 10,000,000;

 WHEREAS the Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors and the Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution(s), be it

 RESOLVED, that effective as soon as practicable from this date forward, the Officers of the Company shall cause a reverse split of one for twenty (1:20) of the Company's Common Stock and shall cause to be effectuated an increase in the Company's authorized Common and Preferred Stock as above.

 IN  WITNESS THEREOF, I have executed my signature as Secretary of the Corporation this 20th  day of June, 2001.
                         -----------------------
    /s/Mick Schumacher
    ------------------------------
    Secretary


    Only shareholders of record at the close of business on June 30, 2001 are being given Notice of the Action by Written Consent. The Company is not soliciting proxies.

    By Order of the Board of Directors

    /s/Peter J. Porath
    ------------------------------
    President/CEO/Chairman

                WE ARE NOT ASKING YOU FOR A PROXY
                               AND
            YOU ARE REQUESTED NOT TO SEND US A PROXY.

               VACATION OWNERSHIP MARKETING, INC.

                       444 Park Forest Way

                    Wellington, Florida 33414

                         (561)-798-4294

                      INFORMATION STATEMENT

          ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

    This Information Statement is furnished to all holders of shares of Vacation Ownership Marketing, Inc., a Delaware corporation (the "Company"), in connection with the action by the holders of a majority of the Company's issued and outstanding shares to ratify and approve an amendment (the "Amendment") to the Company's Certificate of Incorporation to effect a one for twenty reverse split of the Company's common stock. This Information Statement is first being mailed to shareholders on or about August 3, 2001.

    Only shareholders of record at the close of business on June 30, 2001, are entitled to notice of the action taken. There will be no vote by the shareholders of the Company on the Amendment because the Amendment has already been approved by the written consent of the holders of a majority of the shares of the Company in accordance with Section 228 of the General Corporation Law of the State of Delaware. As June 30, 2001, the
    Company had outstanding 15,000,000 shares, $0.001 par value, each of which was entitled to one vote.

    The  reasons  for the ratification and approval  of  the
    Amendment   are  described  in  more  detail   in   this
    Information Statement.

           RATIFICATION OF AMENDMENT TO CERTIFICATE OF
                          INCORPORATION

    By a resolution dated June 20, 2001, the Company's board of directors approved a resolution to effect a one for twenty reverse split (1:20) (the "Reverse Split") of the Company's common stock and an increase in the number of authorized common shares from 15,000,000 to 50,000,000 and the number of authorized preferred shares from 1,000,000 to 10,000,000 . The entire text of the resolution is set forth below:

    WHEREAS the Board of Directors of VACTION OWNERSHIP MARKETING, INC has determined that it is in the best interests of the Company to effectuate A REVERSE ONE FOR TWENTY (1:20) stock split of the issued and outstanding common stock of the Company,

    WHEREAS the aggregate number of shares which the corporation has authority to issue consists of 15,000,000 shares of Common Stock having a $.001 par value, and 1,000,000 shares of Preferred Stock having a $.001 par value;

    WHEREAS the Board of Directors of VACATION OWNERSHIP MARKETING, INC has determined that it is in the best interests of the Company to increase the number of authorized common shares from 15,000,000 to 50,000,000 and the number of authorized preferred shares from 1,000,000 to 10,000,000

    WHEREAS the Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors and the Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution(s), be it

    RESOLVED, that effective as soon as practicable from this date forward, the Officers of the Company shall cause a reverse split of one for twenty (1:20) of the Company's Common Stock and shall cause to be effectuated an increase in the Company's authorized Common and Preferred Stock as above.

    IN  WITNESS  THEREOF, I have executed  my  signature  as
    Secretary  of  the Corporation this 20th  day  of  June,
    2001.                               --------------------
    ----

    /s/Mick Schumacher
    ------------------------------
    Secretary

No vote of holders of outstanding shares of the Company, other than those shareholders who have already approved the action, is necessary for approval of the Amendment. It is anticipated that the Amendment will be filed of record on the tenth (10th) Business day after this Information Statement is first mailed to shareholders. Shareholders of the Company will have no dissenters' or appraisal rights with respect to the Amendment.

                WE ARE NOT ASKING YOU FOR A PROXY
          AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Purpose and Effect of the Reverse Split

The Company's Board of Directors believes that the current capital structure and authorized shares of the Company has reduced the marketability of the Company as a viable acquisition candidate because of the reluctance of many promising private enterprises seeking such an acquisition to engage the firm in negotiating a transaction given its present structure. The Board of Directors is hopeful that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Split, and the increase in the number of total authorized common and preferred shares, will enhance prospective acquisition interest in the Company and help our shareholders realize the present optimal value of their shares. There can be no assurance, however, such an acquisition will in fact transpire, nor can the Board of Directors predict what effect, if any, the Reverse Split will have on the market price of the Common Stock.

The Reverse Split is not intended to change the proportionate equity interests of the Company's stockholders; however, some incidental change can be expected to occur in connection with the elimination of the fractional shares. Voting and other rights of stockholders will not be affected by the Reverse Split.

The Reverse Split will be effected by the filing of an amendment to the Company's Amended Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment will become effective at the close of business on August 23, 2001.
The record date for the Reverse Split will be the date on which the amendment becomes effective (such effective date being referred to as the "Reverse Split Date").

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 30, 2001, with respect to the beneficial ownership of the Company's Common Stock by (i) all directors of the Company (ii) each executive officer of the Company named in the Summary Compensation Table and (iii) all directors and executive officers of the Company as a group.

Name and Address of                   Amount and Nature   Percent
Beneficial Owner                        of Beneficial    of Class
                                           Ownership       (1)

Peter Porath                               1,389,759        9.27%
444 Park Forest Way
Wellington, Florida 33414
(561)-798-4294

Mick Schumacher                              346,925        2.31%
2525 Fifteenth Street,Suite 3H,
Denver, Colorado, 80211

George Powell                                 25,000        0.16%
2525 Fifteenth Street,Suite 3H,
Denver, Colorado, 80211

Prime Rate Income & Dividend Enterprises   8,176,664       54.51%
2525 Fifteenth Street,Suite 3H,
Denver, Colorado, 80211

All Officers and Directors                 9,938,348       66.25%
as a Group

(1) Based upon 15,000,000 common shares issued and outstanding as of June 30, 2001.